Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

Note I: Income Taxes

The components of the Corporation’s tax expense (benefit) on income from continuing operations are as follows:

years ended December 31 (add 000)	2014	2013	2012
Federal income taxes:
Current	$35,313	$30,856	$(2,530)
Deferred	46,616	8,399	12,581
Total federal income taxes	81,929	39,255	10,051
State income taxes:
Current	10,307	3,201	458
Deferred	3,376	478	1,670
Total state income taxes	13,683	3,679	2,128
Foreign income taxes:
Current	1,262	972	4,062
Deferred	(2,027)	139	1,190
Total foreign income taxes	(765)	1,111	5,252
Total taxes on income	$94,847	$44,045	$17,431

In 2014, the increase in federal deferred tax expense includes the effect of utilizing net operating loss carryforwards acquired in the acquisition of TXI to the extent allowed.  In 2013, the Corporation entered into Advance Pricing Agreements (“APA”) with the United States and Canadian taxing authorities covering intercompany shipments during the years 2005 through 2011. In August 2013, the Corporation filed the required amended returns and paid the taxes due to settle the Canadian APA, which increased the sales price charged for the intercompany shipments from Canada to the United States during the years 2005 through 2011. The Corporation also filed amended returns in the United States for the years 2005 through 2011 to request gross compensating refunds of $10,239,000 allowed pursuant to the corresponding APA with the United States. For the year ended December 31, 2012, the current federal tax benefit is primarily attributable to the estimated settlement of the APA and a refund related to the 2006 tax year.

For the years ended December 31, 2014, 2013 and 2012, excess tax benefits attributable to stock-based compensation transactions that were recorded to shareholders’ equity amounted to $2,508,000, $2,368,000 and $777,000, respectively.

For the years ended December 31, 2014, 2013 and 2012, foreign pretax loss was $10,557,000, $10,227,000 and $5,473,000, respectively. In 2014, current foreign tax expense primarily related to unrecognized tax benefits for tax positions taken in prior years and the deferred foreign tax benefit primarily related to the true-up of deferred tax liabilities.  In 2013, current foreign tax expense was primarily attributable to the settlement of the Canadian APA. In 2012, current foreign tax expense primarily related to the estimated settlement of the APA offset by the reversal of the valuation allowance on deferred tax assets. The tax effect of currency translations included in foreign taxes was immaterial. No deferred tax asset was recognized on the loss of the Corporation’s wholly-owned Bahamas subsidiary in 2014, 2013 and 2012 since the tax benefit is not expected to reverse in the foreseeable future.

The Corporation’s effective income tax rate on continuing operations varied from the statutory United States income tax rate because of the following permanent tax differences:

years ended December 31	2014	2013	2012
Statutory tax rate	35.0%	35.0%	35.0%
Increase (reduction) resulting from:
Effect of statutory depletion	(9.6)	(12.0)	(17.6)
State income taxes	3.6	1.5	1.3
Domestic production deduction	(0.9)	(2.1)	0.1
Transfer pricing	(0.2)	0.9	0.7
Goodwill write-off	3.9	-	-
Foreign tax rate differential	1.3	2.1	0.6
Disallowed compensation	3.7	0.3	0.3
Purchase accounting transaction costs	2.4	-	-
Foreign valuation allowance	-	-	(3.4)
Other items	(1.1)	1.1	(0.3)
Effective income tax rate	38.1%	26.8%	16.7%

For income tax purposes, the statutory depletion deduction is calculated as a percentage of sales, subject to certain limitations. Due to these limitations, the impact of changes in the sales volumes and earnings may not proportionately affect the Corporation’s statutory depletion deduction and the corresponding impact on the effective income tax rate on continuing operations.

The settlement of the APA allowed the Corporation’s Canadian subsidiary to utilize certain net operating loss and tax credit carryforwards for which a valuation allowance was previously established. The Corporation reversed a $3,644,000 valuation allowance in 2012 when the estimated effect of the APA settlement was recorded.

The Corporation is entitled to receive a nine percent tax deduction related to income from domestic (i.e., United States) production activities. The deduction reduced income tax expense and increased consolidated net earnings by $3,239,000, or $0.05 per diluted share, in 2014 and $3,979,000, or $0.09 per diluted share, in 2013. For 2012, no deduction was allowed due to the taxable income limitation.

In 2014, the Corporation wrote off goodwill which is not deductible for income tax purposes as part of the sale of certain operations.  In addition, the Corporation incurred certain compensation and transaction expenses in 2014 in connection with the TXI acquisition that are not deductible for income tax purposes.

The principal components of the Corporation’s deferred tax assets and liabilities are as follows:

December 31	Deferred Assets (Liabilities)
(add 000)	2014	2013
Deferred tax assets related to:
Employee benefits	$74,288	$31,067
Inventories	64,484	53,229
Valuation and other reserves	48,278	18,372
Net operating loss carryforwards	171,781	5,379
Accumulated other comprehensive loss	70,367	31,467
Other items, net	14,191	-
Gross deferred tax assets	443,389	139,514
Valuation allowance on deferred tax assets	(6,133)	(5,858)
Total net deferred tax assets	437,256	133,656
Deferred tax liabilities related to:
Property, plant and equipment	(638,730)	(257,366)
Goodwill and other intangibles	(288,471)	(78,577)
Other items, net	-	(2,891)
Total deferred tax liabilities	(927,201)	(338,834)
Net deferred tax liability	$(489,945)	$(205,178)

The increase in the net deferred tax liability is primarily a result of the deferred taxes recorded in connection with the acquisition of TXI.

Deferred tax assets and (liabilities) recognized on the Corporation’s consolidated balance sheets are as follows:

December 31 (add 000)	2014	2013
Current deferred income tax benefits	$244,638	$74,821
Noncurrent deferred income taxes	(734,583)	(279,999)
Net deferred income tax liability	$(489,945)	$(205,178)

Deferred tax assets for employee benefits result from the temporary differences between the deductions for pension and postretirement obligations and stock-based compensation transactions. For financial reporting purposes, such amounts are expensed based on authoritative accounting guidance. For income tax purposes, amounts related to pension and postretirement obligations are deductible as funded. Amounts related to stock-based compensation transactions are deductible for income tax purposes upon vesting or exercise of the underlying award. Deferred tax assets are carried on stock options with exercise prices in excess of the Corporation’s stock price at December 31, 2014. If these options expire without being exercised, the deferred tax assets are written off by reducing the pool of excess tax benefits to the extent available and expensing any excess.

The Corporation had domestic federal and state net operating loss carryforwards of $710,163,000 (federal $465,467,000; state $244,696,000) and $121,977,000 (state) at December 31, 2014 and 2013, respectively. These carryforwards have various expiration dates through 2034. At December 31, 2014 and 2013, deferred tax assets associated with these carryforwards were $171,781,000, including the offset of unrecognized tax benefits, and $5,379,000, respectively, for which valuation allowances of $5,084,000 and $5,006,000, respectively, were recorded. The Corporation also had domestic tax credit carryforwards of $3,682,000 and $2,354,000 at December 31, 2014 and 2013, respectively, for which valuation allowances were recorded in the amount of $1,049,000 and $852,000 at December 31, 2014 and 2013, respectively. Federal tax credit carryforwards recorded at December 31, 2014 will begin to expire in 2025. State tax credit carryforwards recorded at December 31, 2014 expire in 2018. At December 31, 2014, the Corporation also had Alternative Minimum Tax (“AMT”) credit carryforwards of $28,809,000, acquired in the TXI acquisition, which do not expire. The Corporation does not expect to be subject to AMT for 2014.

Deferred tax liabilities for property, plant and equipment result from accelerated depreciation methods being used for income tax purposes as compared with the straight-line method for financial reporting purposes.

Deferred tax liabilities related to goodwill and other intangibles reflect the cessation of goodwill amortization for financial reporting purposes, while amortization continues for income tax purposes.   No deferred tax liabilities were recorded on goodwill acquired in the TXI acquisition.

The Corporation provides deferred taxes, as required, on the undistributed net earnings of all non-U.S. subsidiaries for which the indefinite reversal criterion has not been met. The Corporation expects to reinvest permanently the earnings from its wholly-owned Canadian subsidiary and accordingly, has not provided deferred taxes on the subsidiary’s undistributed net earnings. The APA settlement materially impacted the Canadian subsidiary’s undistributed net earnings, estimated to be $29,400,000 for the year ended December 31, 2014. The determination of the unrecognized deferred tax liability for temporary differences related to the investment in the wholly-owned Canadian subsidiary is not practicable due to the complexities associated with the calculation of a hypothetical tax liability payable upon the repatriation of earnings.

On September 13, 2013, the U.S. Treasury Department and Internal Revenue Service (“IRS”) issued final regulations addressing costs incurred in acquiring, producing or improving tangible property (the “tangible property regulations”). On August 14, 2014, final regulations were issued on the depreciation of general asset accounts and the disposal of assets subject to depreciation. The tangible property regulations are generally effective for tax years beginning on or after January 1, 2014, and may be adopted in earlier years. The Corporation is required to include the tax impact of regulatory changes in the period of enactment. In 2013, the Corporation estimated the tax impact of these accounting method changes to increase noncurrent deferred tax liabilities in the amount of $1,334,000, with a corresponding reduction in current taxes payable. The Corporation adopted the regulations as of January 1, 2014, and has included the revised estimated impact of $268,000 in the consolidated balance sheet at December 31, 2014.

The following table summarizes the Corporation’s unrecognized tax benefits, excluding interest and correlative effects:

years ended December 31 (add 000)	2014	2013	2012
Unrecognized tax benefits at beginning of year	$11,826	$15,380	$9,288
Gross increases – tax positions in prior years	2,075	9,845	19,434
Gross decreases – tax positions in prior years	(203)	(5,121)	(13,876)
Gross increases – tax positions in current year	3,369	2,540	1,555
Gross decreases – tax positions in current year	(51)	(529)	-
Settlements with taxing authorities	-	(8,599)	(1,021)
Lapse of statute of limitations	(1,872)	(1,690)	-
Unrecognized tax benefits assumed with acquisition	5,963	-	-
Unrecognized tax benefits at end of year	$21,107	$11,826	$15,380

For the year ended December 31, 2014, acquisition of tax positions taken during a prior year includes the unrecognized tax benefits acquired in the acquisition of TXI.  For the year ended December 31, 2013, settlements with taxing authorities related to the Canadian APA settlement. No unrecognized tax benefits were included as of December 31, 2013 for the effect of the APA. For the year ended December 31, 2012, gross increases in tax positions in prior years included the estimated effect of the Canadian APA that increased the sales price charged for intercompany shipments during the settlement period. Upon final settlement, the Corporation was allowed a corresponding tax refund in the United States for the years 2005 through 2011, which was not included in unrecognized tax benefits at December 31, 2012.

At December 31, 2014, 2013 and 2012, unrecognized tax benefits of $9,362,000, $6,301,000 and $14,386,000, respectively, related to interest accruals and permanent income tax differences net of federal tax benefits, would have favorably affected the Corporation’s effective income tax rate if recognized.

Unrecognized tax benefits are reversed as a discrete event if an examination of applicable tax returns is not begun by a federal or state tax authority within the statute of limitations or upon effective settlement with federal or state tax authorities. Management believes its accrual for unrecognized tax benefits is sufficient to cover uncertain tax positions reviewed during audits by taxing authorities. The Corporation anticipates that it is reasonably possible that its unrecognized tax benefits may decrease up to $10,547,000, excluding indirect benefits, during the twelve months ending December 31, 2015 due to expected settlements with taxing authorities and the expiration of the statute of limitations for the 2010 and 2011 tax years.

For the year ended December 31, 2014, $687,000 or $0.01 per diluted share, was reversed into income upon the statute of limitations expiration for the 2009 and 2010 tax years.  For the year ended December 31, 2013, $1,368,000, or $0.03 per diluted share, was reversed into income upon the statute of limitations expiration for the 2009 tax year. For the year ended December 31, 2012, $1,617,000, or $0.04 per diluted share, was reversed into income resulting from a refund of federal tax and interest related to the 2006 tax year and the estimated effects of the APA.

For the years ended December 31, 2014, 2013 and 2012, total interest, net of tax, included in income tax expense in the consolidated statements of earnings was $266,000, $1,446,000 and $119,000, respectively. At December 31, 2014, accrued interest of $398,000, net of tax benefits of $182,000, was recorded as a noncurrent liability on the Corporation’s consolidated balance sheet; accrued interest of $209,000, net of tax benefits of $133,000, was recorded as a current liability, and interest receivable of $344,000, net of tax expense of $225,000, was recorded as a current asset. At December 31, 2013, accrued interest of $191,000, net of tax benefits of $125,000, was recorded as a noncurrent liability on the Corporation’s consolidated balance sheet; accrued interest of $227,000, net of tax benefits of $148,000, was recorded as a current liability, and interest receivable of $344,000, net of tax expense of 225,000, was recorded as a current asset.

The Corporation’s open tax years subject to federal, foreign or state examinations are 2010 through 2014.